Exhibit 10.23

Executive Version

FIRST AMENDMENT

TO

SECOND LIEN TERM LOAN AGREEMENT

Among

ROSETTA RESOURCES INC.,

as Borrower,

BNP PARIBAS,

as Administrative Agent,

and

The Lenders Signatory Hereto

Effective as of September 26, 2005

FIRST AMENDMENT TO SECOND LIEN TERM LOAN AGREEMENT

This FIRST AMENDMENT TO SECOND LIEN TERM LOAN AGREEMENT (this “First Amendment”) executed effective as of the 26th of September, 2005 (the “First Amendment Effective Date”) is among ROSETTA RESOURCES INC., a corporation formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); each of the Lenders that is a signatory hereto; and BNP PARIBAS, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Lien Term Loan Agreement dated as of July 7, 2005 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower has requested and the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02. The following definitions in Section 1.02 are hereby amended or added:

(a) Applicable Margin. The definition of “Applicable Margin” is hereby amended and restated in its entirety as follows:

“ ‘Applicable Margin’ means (a) with respect to each Eurodollar Tranche, a rate per annum equal to 4.0%; and (b) with respect to each ABR Tranche, a rate per annum equal to 3.0%.”

(b) Change in Law. The definition of “Change in Law” is hereby amended by deleting the second “)” after “Section 5.01(b)”.

(c) First Amendment Effective Date. The following definition is hereby added in the appropriate alphabetical order:

“ ‘First Amendment Effective Date’ means the date of that certain First Amendment to Second Lien Term Loan Agreement dated as of September 26, 2005, by and among the Borrower, the Administrative Agent and other Lenders thereto.”

(d) Guarantors. The definitions of Guarantors is hereby amended and restated in its entirety as follows:

“ ‘Guarantors’ means, collectively:

•	Rosetta Resources Operating LP;

•	Rosetta Resources Offshore, LLC;

•	Rosetta Resources Operating GP, LLC

•	Rosetta Resources Holdings, LLC; and

each Subsidiary that guarantees the Indebtedness pursuant to Section 8.14(b).”

(e) Intercreditor Agreement. The definition of “Intercreditor Agreement” is hereby amended and restated in its entirety as follows:

“ ‘Intercreditor Agreement’ means in respect of this Agreement, the terms of subordination as attached as Annex II to this Agreement, as the same may from time to time be amended, modified, supplemented or restated in accordance with the provisions of Section 9.04(b) of the Senior Revolving Credit Agreement.”

(f) PV. The definition of “PV” is amended to replace (a) “$5.50/MMBtu” in subsection (c)(i)(B) with ““$6.00/MMBtu” and (b) “$35.00/Bbl” in subsection (c)(ii)(B) with “$40.00/Bbl”.

(g) Separation. The definition of “Separation” is hereby amended by (i) replacing $247,500,00 with $100,000,000 in subsection (d)(ii); (ii) replacing “Term Loan” with “Revolving Credit” in subsection (d)(iii); and (iii) replacing $100,000,000 with $247,500,000 in subsection (d)(iii).

(h) Total Reserve Value. The definition of Total Reserve Value is hereby amended by replacing “0” with “Section 2.07”.

2.2 Amendments to Section 3.04.

(a) Section 3.04(a)(i) is hereby amended and restated in its entirety as follows:

“(i) at any time during the period commencing on the first Business Day after the First Amendment Effective Date to and including the first anniversary of the Effective Date, with a premium equal to 1% of such amount prepaid;”

(b) Section 3.04(a)(ii) is hereby amended and restated in its entirety as follows:

“(ii) at any time during the period commencing on the first anniversary of the Effective Date, without premium or penalty;”

(c) Section 3.04(a)(iii) is hereby deleted in its entirety.

2.3 Amendment to Section 7.14. Section 7.14 is hereby amended by adding a “)” after “such Capital Lease”.

2.4 Amendment to Section 9.13(b). Section 9.13(b) is hereby amended and restated in its entirety as follows:

“(b) farmouts in the ordinary course of business of undeveloped acreage or undrilled depths and assignments in connection with such farmouts”

2.5 Amendment to Section 9.21. Section 9.21 is hereby amended by (a) adding the word “unless” after the first occurrence of the term “Gas Sales Contract” and before subsection (i) and (b) replacing $2,500,000 with $5,000,000 in the second sentence.

2.6 Amendment to Section 10.01(m). Section 10.01(m) is hereby deleted in its entirety and replaced with “Intentionally Left Blank”.

2.7 Amendment to Section 12.13. Section 12.13 is hereby amended and restated in its entirety to read as follows:

“Except as expressly provided in Section 1.16 of the Intercreditor Agreement, this Agreement, the other Loan Documents, and the agreement of the Lenders to make Loans hereunder are solely for the benefit of the Borrower, and no other Person (including, without limitation, any Subsidiary of the Borrower, any obligor, contractor, subcontractor, supplier or materialsman) shall have any rights, claims, remedies or privileges hereunder or under any other Loan Document against the Administrative Agent or any Lender for any reason whatsoever. Except as expressly provided in Section 1.16 of the Intercreditor Agreement, there are no third party beneficiaries.”

2.8 Amendment to Annex I. Annex I is hereby amended by replacing “$100,000,000” in the “Commitment Amount” column with “$75,000,000”.

2.9 Amendment to Section 1.2 of Annex II. The second sentence of Section 1.2 of Annex II is hereby amended by replacing “neither” and “nor” with “either” and “or”.

2.10 Amendment to Section 1.11 of Annex II. The header for Section 1.11 is hereby amended by replacing “holders” with “Holders”.

2.11 Amendment to the Annex II. The definition of “Term Loan Agreement is hereby amended by replacing $100,000,000 with $75,000,000.

2.12 Amendment to Exhibit F-1. Exhibit F-1 is hereby amended and restated in its entirety as the Exhibit F-1 attached hereto.

2.13 Amendment to Schedule 7.15. Schedule 7.15 is hereby amended and restated in its entirety as the Schedule 7.15 attached hereto.

Section 3. Conditions Precedent. The effectiveness of this First Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

3.1 Payment of Outstanding Invoices. Payment by the Borrower to the Administrative Agent of all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower.

3.2 Repayment. The Borrower shall have paid $25,000,000 to the Administrative Agent for the account of the Lenders.

3.3 First Amendment. The Administrative Agent shall have received multiple counterparts as requested of this First Amendment from each Lender.

3.4 No Default. No Default or Event of Default shall have occurred and be continuing as of the First Amendment Effective Date.

Section 4. Representations and Warranties; Etc. Each Obligor hereby affirms: (a) that as of the date of execution and delivery of this First Amendment, all of the representations and warranties contained in each Loan Document to which such Obligor is a party are true and correct in all material respects as though made on and as of the First Amendment Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this First Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

Section 5. Miscellaneous.

5.1 Confirmation. The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment.

5.2 Ratification and Affirmation of Obligors. Each of the Obligors hereby expressly (i) acknowledges the terms of this First Amendment, (ii) ratifies and affirms its obligations under the Guarantee Agreement and the other Security Instruments to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guarantee Agreement and the other Security Instruments to which it is a party and agrees that its guarantee under the Guarantee Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

5.3 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

5.4 No Oral Agreement. THIS WRITTEN FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

5.5 Governing Law. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed effective as of the date first written above.

BORROWER:	ROSETTA RESOURCES INC.

By:
Michael J. Rosinski, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

First Amendment – 2nd Lien Term Loan Agreement

Signature Page - 1

GUARANTORS:

ROSETTA RESOURCES OFFSHORE, LLC
ROSETTA RESOURCES HOLDINGS, LLC
ROSETTA RESOURCES OPERATING GP, LLC
ROSETTA RESOURCES OPERATING LP
By: Rosetta Resources Operating GP, LLC, its general partner

By:
Michael J. Rosinski, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

First Amendment – 2nd Lien Term Loan Agreement

Signature Page - 2

ADMINISTRATIVE AGENT:	BNP PARIBAS,
as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

LENDERS:	BNP PARIBAS

By:
Name:
Title:

By:
Name:
Title:

First Amendment – 2nd Lien Term Loan Agreement

Signature Page - 3

EXHIBIT F-1

SECURITY INSTRUMENTS

1) Second Lien Guaranty and Collateral Agreement dated as of July 7, 2005 by the Borrower, the Restricted Subsidiaries party thereto as Guarantors, in favor of the Administrative Agent and the Lenders, as amended by that certain Supplement to Guaranty and Collateral Agreement, dated September 27, 2005.

2) Financing Statements in respect of item 1, by (if necessary):

•	Rosetta Resources Inc.;

•	Rosetta Resources Offshore, LLC;

•	Rosetta Resources Holdings, LLC (and an amendment to reflect the name change from Calpine Natural Gas Holdings, LLC);

•	Rosetta Resources Operating GP, LLC (and an amendment to reflect the name change from Calpine Natural Gas GP, LLC); and

•	Rosetta Resources Operating LP (and an amendment to reflect the name change from Calpine Natural Gas L.P.).

3) Undated stock or unit powers executed in blank with LLC or LP Certificates attached for the following entities:

•	Rosetta Resources Offshore, LLC;

•	Rosetta Resources Holdings, LLC;

•	Rosetta Resources Operating GP, LLC; and

•	Rosetta Resources Operating LP.

4) Second Lien Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of July 7, 2005 by Rosetta Resources Texas LP, as mortgagor, in favor of Evans Swann, as Trustee, for the benefit the Administrative Agent, the Lenders and others (Texas), and a name change notice filed in each applicable county changing the mortgagor to Rosetta Resources Operating LP.

5) Financing Statement in respect of item 4, and an amendment to reflect the change in debtor’s name.

6) Second Lien Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of July 7, 2005 by Calpine Natural Gas L.P., as mortgagor, in favor of Evans Swann, as Trustee, for the benefit the Administrative Agent, the Lenders and others (Texas), and a name change notice filed in each applicable county changing the mortgagor to Rosetta Resources Operating LP.

EXHIBIT F-1

7) Financing Statement in respect of item 6.

8) Second Lien Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of July 7, 2005 by Rosetta Resources California, LLC, as mortgagor, in favor of Evans Swann, as Trustee, for the benefit the Administrative Agent, the Lenders and others (California), and a name change notice filed in each applicable county changing the mortgagor to Rosetta Resources Operating LP.

9) Financing Statement in respect of item 8, and an amendment to reflect the change in debtor’s name.

10) Fee Letter with Administrative Agent.

EXHIBIT F-1

SCHEDULE 7.15

SUBSIDIARIES AND PARTNERSHIPS; UNRESTRICTED SUBSIDIARIES

Subsidiary	Owner(s)	Interest(s)
Rosetta Resources Holdings, LLC	Rosetta Resources Inc.	100% (Restricted Subsidiary)
Rosetta Resources Operating GP, LLC	Rosetta Resources Inc.	100% (Restricted Subsidiary)
Rosetta Resources Operating LP	Rosetta Resources Holdings, LLC Rosetta Resources Operating GP, LLC	99% (Restricted Subsidiary) 1%
Rosetta Resources Offshore, LLC	Rosetta Resources Inc.	100% (Restricted Subsidiary)

Rosetta Resources Offshore, LLC

•	Jurisdiction of Organization: Delaware

•	Delaware Secretary of State File Number 3989132

•	Taxpayer Identification Number: 51-0546843

•	Location of chief executive office: c/o Calpine Corporation, 717 Texas, Suite 2800, Houston, Texas 77002

•	Other names and trade names used in the past five years: None

Rosetta Resources Operating LP

•	Jurisdiction of Organization: Delaware

•	Delaware Secretary of State File Number 3518137

•	Taxpayer Identification Number: 71-0882453

•	Location of chief executive office: c/o Calpine Corporation, 717 Texas, Suite 2800, Houston, Texas 77002

•	Other names and trade names used in the past five years: Calpine Natural Gas L.P.

Rosetta Resources Holdings, LLC

•	Jurisdiction of Organization: Delaware

•	Delaware Secretary of State File Number 3980115

•	Taxpayer Identification Number: 20-2943018

•	Location of chief executive office: c/o Corporation Services Company, 2711 Centerville Rd., Suite 400, Wilmington, Delaware 19808

•	Other names and trade names used in the past five years: Calpine Natural Gas Holdings, LLC

Rosetta Resources Operating GP, LLC

•	Jurisdiction of Organization: Delaware

SCHEDULE 7.15

•	Delaware Secretary of State File Number 3518133

•	Taxpayer Identification Number: 27-0011349

•	Location of chief executive office: c/o Calpine Corporation, 717 Texas, Suite 2800, Houston, Texas 77002

•	Other names and trade names used in the past five years: Calpine Natural Gas GP, LLC

SCHEDULE 7.15